SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report:  September 15, 1997



                        INTERNEURON PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in Charter)




                                    DELAWARE
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                 (State of other jurisdiction of incorporation)



             0-18728                                      043047911
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     (Commission File Number)                  (IRS Employer Identification No.)




One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts       02173
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone no. including area code: (617) 861-8444
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ITEM 5.   OTHER EVENTS
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      On September 15, 1997, Interneuron  Pharmaceuticals,  Inc. (the "Company")
and Wyeth-Ayerst Laboratories announced a voluntary and immediate withdrawal of ReduxTM.

      Reference is made to the Company's related press release attached hereto as Exhibit 99.1 and incorporated by reference herein.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
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      (c) Exhibits:

          99.1 Press Release dated September 15, 1997




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      INTERNEURON PHARMACEUTICALS INC.


                                      By:  /s/ Glenn L. Cooper, M.D.
                                           -------------------------
                                           Glenn L. Cooper, M.D.
                                           President and Chief Executive Officer



Dated: September 15, 1997